SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                February 15, 2000
                             -----------------------
                (Date of Report, date of earliest event reported)




                                   VALHI, INC.
             (Exact name of Registrant as specified in its charter)


     Delaware                        1-5467                   87-0110150
                           ---------------------------
 (State or other                    (Commission               (IRS Employer
 jurisdiction of                    File Number)              Identification
 incorporation)                                               No.)


               5430 LBJ Freeway, Suite 1700, Dallas,      TX 75240-2697
              ----------------------------------------------------
               (Address of principal executive offices)   (Zip Code)



                                 (972) 233-1700
                                ----------------
              (Registrant's telephone number, including area code)



                                 Not applicable
                                 ---------------
             (Former name or address, if changed since last report)

Item 5:        Other Events

               On February 15, 2000, the Registrant issued the press release attached hereto as Exhibit 99.1 which is incorporated herein by reference.

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits

               (c)  Exhibit

                    Item No.                    Exhibit Index
                    --------             -----------------------------------

                       99.1 Press release dated February 15, 2000 issued by the Registrant

                                                     SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              VALHI, INC.
                                             (Registrant)



                                              By: /s/ Bobby D. O'Brien
                                                  --------------------------
                                                  Bobby D. O'Brien
                                                  Vice President



Date:  February 15, 2000